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                                                                  EXHIBIT 10.33A


                CONFIDENTIAL TREATMENT REQUESTED BY ABGENIX, INC.

                                                                  Execution Copy

                                 AMENDMENT NO.1
                    TO RESEARCH LICENSE AND OPTION AGREEMENT


        This Amendment No.1 (this "Amendment"), effective as of June 18, 1998 (the "Effective Date"), to that certain Research License and Option Agreement dated as of April 6, 1998 (the "Agreement"), is made by and between Abgenix, Inc., a Delaware corporation ("ABX") and Genentech, Inc., a Delaware corporation ("GNE"). Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

                                    RECITALS

        WHEREAS, the Parties entered into the Agreement giving GNE (i) a research license to use the XenoMouse Animals for immunization with the Product Antigen and to perform other research related thereto, and (ii) an Option to enter into the [***] Product License to develop and commercialize Products resulting from research related to the Product Antigen;

        WHEREAS, the Parties wish to amend the Agreement to expand the research license and Option to include a second antigen with which GNE may immunize the XenoMouse Animals and obtain an option to commercialize products resulting from the research performed relating to such second antigen.

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, it is agreed by and between the parties as follows:

        SECTION 1. Amendments to the Agreement.

        (a) The definition of "Product Antigen" in Section 1.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

                     ""Product Antigen" shall, for purposes of the GNE Option Agreement, mean [***] and/or [***]; however, the parties agree that (i) for purposes of the [***] Product License, "Product Antigen" shall mean [***] and (ii) for purposes of the [***] Product License, "Product Antigen" shall mean [***]".

        (b) The definition of "Product License" in Section 1.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

                     ""Product License" shall mean (i) an "Exclusive Worldwide Product License" as defined in the Xenotech Agreement (and in the form attached thereto as an exhibit) granted from XT to ABX pursuant to the terms of

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                     the Xenotech Agreement (and permitting ABX, among other
                     things, to commercialize Products throughout the world for all human medical uses) when used in connection with [***] in the Agreement or when used in the [***] Product License and (ii) either an "Exclusive Worldwide Product License", or a "Qualified Exclusive Worldwide Product License", or a "Co-Exclusive Worldwide Product License" as such terms are defined in the Xenotech Agreement (and in the forms attached thereto as exhibits) granted from XT to ABX pursuant to the terms of the Xenotech Agreement when used in connection with [***] in the Agreement or when used in the [***] Product License. "

        (c) The definition of "[***] " in Section 1.1 of the Agreement and in the [***] Product License is hereby deleted in its entirety and replaced with the following:

                     ""[***]" shall mean [***]."

        (d) The definition of "Territory" in Section 1.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

                     ""Territory" shall, for purposes of the GNE Option Agreement and the [***] Product License, be worldwide; however, the parties acknowledge that, for purposes of the [***] Product License, if ABX is unable to secure an Exclusive Worldwide Product License, the "Territory" may not include Japan, Taiwan and Korea (including North Korea)."

        (e) The Agreement is hereby amended by adding the following definitions to Section 1 of the Agreement in proper alphabetical order:

           (i) ""Amendment" shall mean that certain "Amendment No.1 to Research License and Option Agreement" between the parties effective as of June 18, 1998."

           (ii) ""[***] Product License" shall mean that certain agreement between the parties (if entered into at all) substantially in the form attached hereto as Exhibit B and incorporated herein, as the same may be amended from time to time; provided, however, that (i) references therein to [***] shall be changed to [***] and (ii) other changes reasonably required to reflect the change in Product Antigen from [***] to [***], including the changes provided in Section 1(p) of the Amendment, shall apply."

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        (f) The Agreement is hereby amended by adding the following definition to Section 1 of the Agreement in proper alphabetical order:

                     ""[***]" shall mean [***]."

        (g) Except as provided in Sections 1(i), 1(j), 1(k) and 1(l) of this Amendment and in Section 1.6 of the Agreement, the Agreement is hereby amended by replacing "[***] Product License" with "[***] Product License or the [***] Product License".

        (h) The first sentence of Section 2.1.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

                     "ABX agrees to provide to GNE, solely for use in creating Antibodies to [***] or [***], as the case may be, for the creation, identification, analysis, manufacture, research, development and commercialization of Products in accordance with this Agreement and the [***] Product License and/or the [***] Product License (if entered into at all by the parties), numbers and types of sterilized male XenoMouse Animals as follows: (a) as soon as practicable after the Option Effective Date, ABX will ship to GNE sterilized male XenoMouse Animals of the types, strains and quantities specified in item number 19 of the Research Plan (regarding [***]); and (b) as soon as practicable after the effective date of this Amendment, ABX will ship to GNE up to [***] sterilized male XenoMouse Animals, to be reimbursed by GNE at [***], (regarding [***])."

        (i) Section 2.2(f) of the Agreement is hereby deleted in its entirety and replaced with the following:

                     "GNE shall not transfer, sell, have sold, lease, offer to sell or lease, otherwise transfer title to, or otherwise distribute or commercialize any Antibody or Product without first entering into (i) the [***] Product License with ABX in the case where the applicable Product Antigen for the Product is [***] or (ii) the [***] Product License in the case where the applicable Product Antigen for the Product is [***];"

        (j) Section 2.4 of the Agreement is hereby deleted in its entirety and replaced with the following:

                     "2.4 Limitation. Notwithstanding any other provision of this Agreement, in no event shall GNE (a) file, or authorize any third party to file, an IND (or a similar filing with an equivalent agency or regulatory body in any country) with respect to a Product or (b) initiate, or authorize any third party to initiate, clinical trials in humans with respect to a Product or (c) sell, or authorize any third party to sell, a Product, in each


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                     case unless and until GNE has entered into the [***]
                     Product License, if the applicable Product Antigen for the Product is [***], or the [***] Product License if the applicable Product Antigen for the Product is [***]."

        (k) Section 3.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

                     "3.1 Option. Subject to the terms and conditions set forth in this Agreement, ABX hereby grants to GNE exclusive options (the "Option" or "Options") to obtain the right to enter into (i) the [***] Product License between GNE and ABX with regard to [***], which Option may be exercised by GNE pursuant to the procedures set forth in this Article 3 with respect to [***], on or before 5 o'clock p.m. (Pacific
                     Time) on December 10, 1998 and/or (ii) the [***] Product License between GNE and ABX with regard to [***], which Option may be exercised by GNE pursuant to the procedures set forth in this Article 3 with respect to [***], on or before 5 o'clock p.m. (Pacific Time) on June 10, 1999 but not prior to Jan1, 1999 (each being referred to herein as an "Option Expiration Deadline")."

                     (l) Section 3.2.2 is hereby deleted in its entirety and replaced with the following: "3.2.2. Obtaining Product License from XT to ABX for [***] and/or [***]. As soon as practicable after GNE's exercise of an Option (if any) in accordance with Section 3.2.1 above with respect to a particular Product Antigen, ABX shall exercise its option under the Xenotech Agreement to obtain a Product License with respect to such Product Antigen from XT. In the event that GNE timely exercises the Option, ABX shall enter into such Product License with XT as soon as reasonably practicable and in any event prior to when GNE and ABX enter into the [***] Product License or the [***] Product License, as the case may be, and ABX shall send written notice to GNE at such time ABX has entered into such Product License with XT, together with a complete copy (excepting only financial terms) of the fully signed Product License. At such time as ABX enters into such Product License and notifies GNE thereof as required hereunder, GNE and ABX shall promptly execute either the [***] Product License, as set forth in the form attached hereto as Exhibit B, or the [***] Product License, as the case may be. If GNE timely exercises its Option hereunder, ABX shall use its best efforts to enter into (i) the specified Product License with XT and the [***] Product License with GNE with regard to the Option for [***], by not later than 5 o'clock p.m. (Pacific Time) on December 31, 1998 and (ii) the specified Product License with XT and the [***] Product License with GNE with regard to the Option for [***], by not later than 5 o'clock p.m. (Pacific
                     Time) on June 30, 1999. If GNE timely exercises an Option hereunder and ABX fails or is unable to enter into the specified Product License with XT and the [***] Product License or the [***] Product License with GNE, as the case may be,

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                     (i) with regard to the Option for [***], by not later than
                     5 o'clock p.m. (Pacific Time) on December 31, 1998 and (ii) with regard to the Option for [***], by not later than 5 o'clock p.m. (Pacific Time) on June 30, 1999, GNE shall (subject to the notice and cure provisions of Section 8.3) be entitled to all available remedies conferred on it under this Agreement and by law or in equity. Subject to the foregoing and to the proviso at the end of this sentence, it is understood that once GNE has exercised an Option with regard to a particular Product Antigen, GNE shall be obligated to enter into the [***] Product License or the [***] Product License, as the case may be, and promptly thereafter pay ABX the License Fee as set forth in Section
                     3.1 thereof, it being understood and agreed that if GNE fails or is unwilling to enter into the [***] Product License or the [***] Product License, as the case may be, after having exercised the relevant Option and unless such failure is due to inaction of ABX or breach of ABX of its obligations, then GNE shall pay to ABX an amount equal to such License Fee within fifteen (15) days of the date that ABX offers to execute and enter into the [***] Product License or the [***] Product License, as the case may be, with GNE; provided, however, that in the event that anything is contemplated to be set forth on Schedule A of the [***] Product License or the [***] Product License, as the case may be, GNE shall not be obligated to enter into such license or pay the amount set forth in this sentence. It is understood and agreed that, notwithstanding any other provision of this Agreement, in the event that the Product License entered into by ABX with XT is a "Qualified Exclusive Worldwide Product License" (or a "Co-Exclusive Worldwide Product License" in the case of [***]) rather than an "Exclusive Worldwide Product License" (as each term is defined in the Xenotech Agreement), then (a) GNE shall not be obligated to enter into the [***] Product License or the [***] Product License, as the case may be, with ABX or pay the amount set forth in the previous sentence, (b) ABX shall not, if ABX used commercially reasonable best efforts to obtain an "Exclusive Worldwide Product License," be in breach of this Agreement and (c) in the event that GNE enters the [***] Product License or the [***] Product License notwithstanding the fact that the Product License is a "Qualified Worldwide Exclusive Product License" (or a "Co-Exclusive Worldwide Product License" in the case of [***]), then the definitions of "Product License" and "Territory" in the [***] Product License and/or the [***] Product License, as the case may be, shall be amended accordingly, and the parties shall make such other changes as are necessary to reflect the nature of the relevant Product License."

        (m) Section 4.3 of the Agreement is hereby amended by adding the following sentence to the end thereof:

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                     "It is understood that the "Territory" for purposes of this
                     Section 4.3 shall be worldwide, whether or not the "Territory" for purposes of the [***] Product License is worldwide."

        (n) The Agreement is hereby amended such that each reference to "[***]" in the Agreement is also a reference to [***], unless the circumstances dictate otherwise. The parties acknowledge that references to the "Product Antigen" and/or "[***]" in Sections 7.1(i), (j) and (k) shall not also be references to [***].

        (o) The Agreement is hereby amended by adding the following subsection 7.1(p) immediately after Section 7.1(o):

                     "(p) ABX shall promptly nominate [***] under Section 7.1 of the Xenotech Agreement, at the next meeting of the Xenotech board of directors following the effective date of this Amendment, and use reasonable efforts to take every step necessary under the Xenotech Agreement to obtain the right to acquire an "Exclusive World Wide Product License" under the Xenotech Agreement to [***]; it is understood and agreed that ABX is nominating [***] under Section 7.1 of the Xenotech Agreement at the request of GNE and ABX cannot promise that it will be successful in obtaining an Exclusive Worldwide Product License;"

        (p) In the case where Exhibit B is used to generate a [***] Product License, Section 9.1(h) of Exhibit B is hereby deleted in its entirety and replaced with the following:

                     "(a) on or before the Effective Date, ABX entered into a Product License for the Product Antigen with XT under the Xenotech Agreement and that Product License is an [Exclusive Worldwide Product License] [Exclusive Qualified Worldwide Product License] [Co-Exclusive Worldwide Product License]* (as such term is defined in the Xenotech Agreement), and GNE is ABX's exclusive sublicensee of ABX for all uses of the Licensed Technology under the Product License relating to Products in the Field throughout the Territory, as provided in this Agreement; [provided, however, JTI will have co-exclusive rights in certain territories]*;

                     * in the case the Product License is a Co-Exclusive Worldwide Product License;"

        SECTION 2. Effect on [***] Product License. The parties agree that, in the event that GNE exercises its Option with regard to [***], the Form of [***] Product License attached to the Agreement as Exhibit B will be used to generate a [***] Product License and will be changed only to the extent required (i) to reflect the change in Product Antigen from [***] to [***], (ii) by the amendment provided for in Section 1(n) of this Amendment, and (iii) pursuant to clause (c) of the last sentence of Section 3.2.2 of


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the Agreement, as amended by this Amendment, but that the economic terms and other terms not specific to the Product Antigen, unless otherwise agreed to by the parties in writing, shall remain unchanged.

        SECTION 3. Representations and Warranties. Both parties hereby reaffirm and remake the representations, warranties and covenants contained in Section 7 of the Agreement, in each case as of the Effective Date of this Amendment, provided, however, that ABX reaffirms and remakes the representations contained in Sections 7.1(i), (j) and (k) only with respect to [***], and not with respect to [***].

        SECTION 4. Reference to and Effect on the Agreement. (a) On and after the date hereof, each reference in the Agreement to "this Agreement", "hereunder", "hereof", herein", or words of like import referring to the Agreement, and each reference to the Agreement in the [***] Product License, shall mean and be a reference to the Agreement as amended hereby.

        (b) Except as specifically amended under Section 1 hereof, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

        SECTION 5. Governing Law. This Amendment shall be interpreted and construed in accordance with the laws of the State of California, without regard to conflict of law principles.

        SECTION 6. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and both together shall be deemed to be one and the same agreement.


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        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.


ABGENIX, INC.                               GENENTECH, INC.


By:  /s/ Raymond Withy                      By:  /s/ [unreadable]
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Printed Name:                               Printed Name:
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